EXHIBIT 10.17

AMENDMENT
to the
April 15, 2003 Clinical Coating Agreement

This Amendment to the April 15, 2003 Clinical Coating Agreement (the “Agreement”) is by and between SurModics, Inc. (SURMODICS) and CABG Medical, Inc. (CABG) and shall be effective June 30, 2004.

The parties desire to extend the term of the Agreement. Accordingly, the parties agree to modify sections 2.2 and 2.4 of the Agreement to read as follows:

2.2       Grant. SURMODICS grants CABG the limited right to use Product coated by SURMODICS under this Agreement in human clinical trials, such period of utilization ending December 31, 2005.

2.3      Coating Period and Quality. For the period ending December 31, 2005, SURMODICS shall coat up to 1000 units of Product (each unit consisting of one stent coupling and one throttle).

IN WITNESS WHEREOF, the parties hereto execute this Amendment by their duly authorized employees.

Accepted by:	Accepted by:
SurModics, Inc.	CABG Medical, Inc.

/s/ GREGORY T. YUNG	/s/ JOHN BABITT

Signature	Signature

GREGORY T. YUNG	JOHN BABITT

Printed Name	Printed Name

Vice President	President

Title	Title